Exhibit 10.41
SECOND AMENDMENT TO LEASE AGREEMENT
     THIS SECOND AMENDMENT TO LEASE AGREEMENT shall supplement and form a part of a lease agreement (“Lease”) dated July 23, 1999, as amended November 29, 1999, by and between CB PARKWAY BUSINESS CENTER V, LTD., a Texas limited partnership (“Landlord”), and REALPAGE, INC., a Texas corporation (“Tenant”), for Suite 1000, 4000 International Parkway, Carrollton, Texas, as more particularly described upon Exhibit A to the Lease. The Lease is incorporated herein by reference. Where any terms or conditions contained herein conflict with any terms or conditions contained in the Lease, the terms and conditions contained herein shall control. Otherwise, the Lease is ratified and affirmed and all terms and conditions therein shall remain in full force and effect. Terms herein not otherwise defined shall have the same meanings ascribed to such terms in the Lease.
     IN CONSIDERATION OF the mutual covenants and conditions stated in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
     1. Revised Exhibit — The Offsite Parking Area as depicted and attached replaces the Offsite Parking Area as depicted in Exhibit F-1 per the First Amendment dated November 29, 1999.
     2. As amended herein, the Lease is affirmed, ratified and remains in full force and effect.
     DATED: January 30, 2006

LANDLORD:			TENANT:

CB PARKWAY BUSINESS CENTER V, LTD., a Texas limited partnership			REALPAGE, INC., a Texas corporation

By:	15BCO, Inc., a Texas corporation its General Partner

By:	/s/ Mack W. Dennis		By:	/s/ Tim Barker

	Name:	Mack W. Dennis		Name:	Tim Barker
	Title:	Senior Vice President		Title:	CFO

Offsite Parking Area

Real Page
111
Reserved Spaces
PHASE 6
PHASE 9
PHASE 5
MIDWAY ROAD
International Parkway
1/10/06